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                                     United States
                          Securities and Exchange Commission
                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management
                                 Investment Companies

                     Investment Company Act File Number 811-04466

                                  Monetta Fund, Inc.
                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road
                                     Suite 100
                                Wheaton, IL 60187-8133
                       (address of principal executive offices)

                                  Arthur Don Esq.
                                 Seyfarth Shaw LLP
                         55 E. Monroe Street, Suite 4200
                                 Chicago, IL 60603
                       (name and address of agent for service)



Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2004


Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary , Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.





Item 1.   Semi-Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Fund
No-Load

1-800-MONETTA
WWW.MONETTA.COM

Semi-Annual Report
June 30, 2004




<PAGE 1>





TABLE OF CONTENTS

Performance Highlights                         4

Schedule of Investments                        5

Financial Statements
       Statement of Assets & Liabilities       7
       Statement of Operations                 8
       Statement of Changes in Net Assets      9
       Notes to Financial Statements           10

Directors/Trustees                             14


Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta, or visiting www.Monetta.com

Footnote: The Monetta Fund, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which will significantly impact its performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on the fund's performance. For the six months ended June 30, 2004, the Fund did not participate in IPO's. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper, Bloomberg L.P. and Frank Russell Company.

This report must be preceded or accompanied by a Prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money. While the fund is no-load, management fees and other expenses still apply.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 08/04.



<PAGE 2>



Dear Monetta Shareholder:                                July 26, 2004

The stock market continued its seesaw action during the second quarter, as leading economic indicators remained range-bound all year. Although the growth in the economy has shown signs of improvement it has been difficult to make money in the equity markets. For example, even though earnings are exceeding estimates by a large amount, stocks refuse to budge. Even a low interest rate environment with moderate inflationary pressures has not helped the stock market. The markets appear to be in a consolidation phase, digesting the gains of last year while feeling anxiety about the U.S. presidential election and the situation in Iraq.

The biggest near-term risk to the financial markets appears to be the degree of emerging inflation and the extent that it could impact corporate earnings in 2005. The market appears to be signaling concerns over the sustainability of current economic growth. For example, although new hiring activity has picked up, it has not been robust enough to materially impact the unemployment rate. Also, wage growth has remained subdued in spite of significant fiscal stimulus to propel consumer spending and corporate earnings.

The market is basically suffering from a loss of momentum. Investors are not sure which sectors to invest in as no group other that Energy has demonstrated leadership characteristics. If the economy slows down investors will likely move into the health care and consumer staples groups. Conversely, if we see continued economic strength in the second half of 2004, economically sensitive groups such as technology and consumer discretionary should perform well.

We believe that excess capacity and improved productivity will minimize inflation from becoming a serious problem. As the economic recovery matures into a solid expansion phase the bull market could get another powerful leg up, especially with an added boost from some unexpected sources i.e., China, U.S. dollar strength, oil prices etc.

In terms of the fixed income market the Federal Reserve formally acknowledged the economic recovery when they raised the federal funds rate up 0.25% to 1.25%. The question now becomes how quickly the Fed will raise rates to keep inflation in check. Based on the delicate nature of this recovery we do not expect a significant increase in interest rates.

Free Tuition Rewards<trademark> Program
In conjunction with SAGE Scholars Inc., we are pleased to offer Monetta shareholders a new college Tuition Rewards<trademark> Program. The program allows shareholders to receive tuition credits equal to one year's tuition or $15,600, whichever is less at 165 participating private colleges. The program is free. For additional information call 1-800-Monetta. You can register
through our website at www.Monetta.com.   You can receive an immediate $250 in
Tuition Rewards<trademark> bonus for just enrolling. These Tuition Rewards<trademark> are earned annually like frequent flyer miles and can be assigned to any family members i.e. grandchildren, nieces or nephews. Please note that Tuition Rewards<trademark> will be remitted solely as a reduction from the college's full tuition bill, and is not awarded in cash.

Sincerely,



/S/ Robert S. Bacarella                      /S/ Timothy R. Detloff

Robert S. Bacarella                          Timothy R. Detloff,CPA
President, Founder and Portfolio Manager     Vice-President and
                                             Portfolio Manager


<PAGE 3>


Monetta Fund                                          Period ended 06/30/04

Investment Objective:      Market Capitalization:           Total Net Assets:
Capital Appreciation       $47.0 billion                    $57.5 million


PERFORMANCE:
                           Average Annual Total Return
                           1 Year       5 Year       10 Year
Monetta Fund               10.02%       0.58%        4.75%
Russell 3000 Growth*       18.82%       -6.05%       9.78%
S&P 500                    19.10%       -2.20%       11.82%

*Source Frank Russell Company

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta /or visiting www.Monetta.com

The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Fund, the Russell 3000 Growth Index and the S&P 500 Index, with dividend and capital gains reinvested. The Russell 3000 Index is an index that measures the performance of the 3,000 large U.S. Companies within the Russell 1000 and Russell 2000 Indices. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnote at bottom of Page 2.


Monetta Fund, Inc.
Data For Performance Graph

 		Russell
10 Year	Monetta	3000
Date	Fund	Growth	S & P
6/94	10,000	10,000	10,000
9/94	10,704	10,785	10,489
12/94	10,185	10,850	10,487
3/95	11,167	11,840	11,507
6/95	11,938	13,005	12,604
9/95	13,426	14,216	13,611
12/95	13,039	14,818	14,419
3/96	13,240	15,619	15,194
6/96	13,650	16,604	15,874
9/96	13,626	17,125	16,365
12/96	13,250	18,060	17,728
3/97	12,288	17,963	18,205
6/97	14,814	21,339	21,376
9/97	17,776	23,136	22,978
12/97	16,720	23,251	23,637
3/98	18,559	26,700	26,932
6/98	16,894	27,654	27,826
9/98	12,924	24,817	25,066
12/98	15,209	31,392	30,432
3/99	13,501	33,200	31,948
6/99	15,453	34,727	34,200
9/99	15,636	33,421	32,066
12/99	23,087	42,011	36,834
3/00	27,449	45,075	37,678
6/00	26,543	43,707	36,676
9/00	24,926	41,398	36,320
12/00	19,398	32,593	33,480
3/01	15,873	25,911	29,512
6/01	17,289	28,276	31,239
9/01	13,402	22,616	26,656
12/01	15,312	26,197	29,503
3/02	14,966	25,530	29,559
6/02	14,061	20,815	25,601
9/02	12,892	17,590	21,180
12/02	12,975	18,852	22,965
3/03	12,151	18,617	22,242
6/03	14,456	21,394	25,665
9/03	14,802	22,329	26,345
12/03	16,877	24,692	29,551
3/04	16,745	24,973	30,050
6/04	15,904	25,420	30,567




PORTFOLIO COMPOSITION:

Healthcare-Services	15.2%
Pharmaceuticals		 8.7%
Healthcare-Products	 6.7%
Commercial Services	 6.3%
Oil & Gas Services	 5.6%
Food			 5.1%
Telecommunications	 5.1%
Oil & Gas		 5.0%
Software		 5.0%
All Other Industries	21.4%
(A)                     15.9%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:

                            % of Net Assets

McKesson Corp.               4.62%
AmerisourceBergen Corp.      4.16%
UnitedHealth Group, Inc.     3.99%
Anthem, Inc.                 3.89%
First Data Corp.             3.64%

Total Top 5 Equity Holdings 20.30%


COMMENTARY

The Monetta Fund posted a return of negative 5.76% in the first half of 2004, compared to the Russell 3000 Growth Index and S&P 500 Index returns of 5.68%
and 3.44%, respectively.   After beating the S&P 500 Index returns in both 2002
and 2003,  (-15.2% vs. -22.09% and 2.81% vs. 0.25%, respectively), we are disappointed to be behind thus far in 2004.

After a strong performance in 2003, the market continued to move upward in early 2004. Our strategy was to stay in the more volatile stocks that had performed well and had been demonstrating strong fundamentals in terms of earnings and revenue growth. Unfortunately, after a strong start in January many of these stocks began to perform poorly. Initially, we felt that this was
a healthy pullback after strong performance in 2003.   It became evident last
quarter, however, that investors were leaving economically sensitive groups and rotating into more defensive groups.

In response to what the market is telling us we have recently moved into a more defensive posture. We are currently overweighted in the energy group, and are underweighted in the technology and consumer discretionary groups. At this point we are attempting to determine whether this is a temporary rotation into defensive groups, or if we are entering an economic slowdown.

The Monetta Fund had a number of stocks that have performed well thus far in 2004. Specifically, Peabody Energy and Valero Energy Corp. posted strong gains, and represented 2.4% and 0.5% of net assets, respectively, on June 30, 2004. Peabody Energy is a coal producer and Valero Energy is an oil refiner. Our weakest sector this year has been the home building stocks. As reported in our 2003 report, home building stocks were our best performers in 2003. Despite strong fundamentals, investors are currently leaving the group due to concerns over higher interest rates. We have reduced our home building stocks, due to their lack of performance.

We are concerned about the conflicting signals that we are getting about the economy. It is difficult to ascertain whether we are entering an economic slowdown, or if the economy is just resting for a pickup later in the year. This will have a major impact on how we position the portfolio to best take advantage of the economic situation.


<PAGE 4>


Schedule of Investments (Unaudited)                June 30, 2004

                               MONETTA FUND

COMMON STOCKS - 84.1%
NUMBER OF SHARES                              VALUE

Aerospace/Defense - 1.5%
       16,600 Lockheed Martin Corp.           $864,528

Banks - 1.6%
       10,000 First Horizon Nat'l Corp.        454,700
       13,000 National City Corp.              455,130
                                               909,830

Biotechnology - 2.8%
      *30,000 Amgen, Inc.                      1,637,100

Coal - 2.4%
       24,500 Peabody Energy Corp.             1,371,755

Commercial Services - 6.3%

       77,300 McKesson Corp.                   2,653,709
      *50,000 Parexel Int'l Corp.              990,000
                                               3,643,709
Electric - 1.0%
      *56,300 The AES Corp.                    559,059

Environmental Control - 2.6%
       48,500 Waste Management, Inc.           1,486,525

Food - 5.1%
       25,000 Kraft Foods, Inc. - CL A         792,000
      *24,000 Safeway, Inc.                    608,160
      *39,200 The Kroger Co.                   713,440
      *20,000 Unilever PLC - SP ADR            795,400
                                               2,909,000

Healthcare-Products - 6.7%
       50,000 Baxter Int'l, Inc.               1,725,500
      *10,000 Haemonetics Corp.                296,500
       33,000 Johnson & Johnson                1,838,100
                                               3,860,100


NUMBER OF SHARES                              VALUE

Healthcare-Services - 15.2%
        8,600 Aetna, Inc.                     $731,000
      *25,000 Anthem, Inc.                     2,239,000
       19,900 Health Management
               Assoc.,Inc. - CL A              446,158
      *23,500 Laboratory Corp. of
               America Holdings                932,950
       *8,900 Pediatrix Medical Group, Inc.    621,665
      *17,200 Quest Diagnostics, Inc.          1,461,140
       36,800 UnitedHealth Group, Inc.         2,290,800
                                               8,722,713

Home Builders - 2.8%
       30,900 Pulte Homes, Inc.                1,607,727

Lodging - 1.5%
      *59,000 Caesars Entertainment, Inc.      885,000

Oil&Gas - 5.0%
       16,000 Ensco Int'l, Inc.                465,600
       23,000 Exxon Mobil Corp.                1,021,430
       28,500 Marathon Oil Corp.               1,078,440
        4,000 Valero Energy Corp.              295,040
                                               2,860,510

Oil&Gas Services - 5.6%
      *28,200 BJ Services Co.                  1,292,688
       15,000 Cal Dive Int'l, Inc.             454,800
      *20,000 National-Oilwell, Inc.           629,800
       13,000 Schlumberger Ltd.                825,630
                                               3,202,918
Pharmaceuticals - 8.7%
       40,000 AmerisourceBergen Corp.          2,391,200
      *36,000 Caremark Rx, Inc.                1,185,840
       20,342 D & K Healthcare
               Resources, Inc.                 244,104
       12,000 Omnicare, Inc.                   513,720
       20,000 Pfizer, Inc.                     685,600
                                               5,020,464
Semiconductors - 2.5%
       51,670 Intel Corp.                      1,426,092


<PAGE 5>


Schedule of Investments (Unaudited)
June 30, 2004
                             MONETTA FUND (Cont'd)
NUMBER OF SHARES                             VALUE

Software - 5.0%
       47,000 First Data Corp.                $2,092,440
       27,000 Microsoft Corp.                  771,120
          *16 MicroStrategy Inc. - WT07        2
                                               2,863,562

Telecommunications - 5.1%
      *12,300 China Telecom Corp.
               Ltd - ADR                       434,067
      *68,500 Cisco Systems, Inc.              1,623,450
      *10,000 Crown Castle Int'l Corp.         147,500
       20,000 Verizon Communications,Inc.      723,800
                                               2,928,817

Textiles - 1.3%
      *10,400 Mohawk Industries, Inc.          762,632

Transportation - 1.4%
       10,000 FedEx Corp.                      816,900

Total Common Stocks                            48,338,941
       (Cost $46,936) (a)


VARIABLE DEMAND NOTES - 2.5%
PRINCIPAL AMOUNT
  370,100 American Family Financial
             Services Co.- 0.881%              370,100
1,080,500 Wisconsin Corp. Central
             Credit Union - 1.030%             1,080,500
                                               1,450,600

COMMERCIAL PAPER - 10.6%
PRINCIPAL AMOUNT
2,000,000    Hitachi Credit - 1.171%
               Due 07/15/04                    1,999,090
1,800,000    7-Eleven Corp. - 1.201%
               Due 07/21/04                    1,798,800
2,300,000    Nat'l Rural Utilities - 1.201%
               Due 07/21/04                    2,298,467
                                               6,096,357

                                                VALUE
Total Short-Term
  Investments - 13.1%                         $7,546,957

Total Investments - 97.2%                      55,885,898
  (Cost $54,483,416) (a)

Other Net Assets
  Less Liabilities - 2.8%                      1,599,927

Net Assets - 100%                             $57,485,825


(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $1,604,856 and aggregate gross unrealized depreciation is $202,374 resulting in net unrealized appreciation of $1,402,482.

See accompanying notes to financial statements.

*Non-income producing security.


<PAGE 6>


STATEMENT OF ASSETS AND LIABILITIES                           June 30, 2004
                                                                (Unaudited)


Monetta Fund

       Assets:
       Investments at market value
             (cost: $54,483,416) $                                55,885,898
       Receivables:
             Interest and dividends                                   15,861
             Securities sold                                       7,116,371
             Other assets                                              2,081

       Total Assets                                               63,020,211

       Liabilities:
       Payables:
             Cash overdraft                                            2,527
             Investment advisory fees (Note 2)                        44,778
             Investments purchased                                 5,411,452
             Accrued expenses                                         75,629

       Total Liabilities                                           5,534,386

       Net Assets                                                $57,485,825

       Analysis of net assets:
       Paid in capital (a)                                       $78,970,373
       Accumulated undistributed net investment income (loss)        (80,586)
       Accumulated undistributed net realized gain (loss)        (22,806,444)
       Net unrealized appreciation on investments                  1,402,482

       Net Assets                                                $57,485,825

       Net asset value, offering price and redemption price per
             share (5,952,776 shares of capital stock)                 $9.66

See accompanying notes to financial statements.


   (a) Represents $59,528 of $0.01 par value and $78,910,845 of additional paid in capital, 100 million shares are authorized.

<PAGE 7>


STATEMENT OF OPERATIONS                                        June 30, 2004
                                                               (Unaudited)



Monetta Fund

       Investment income and expenses:
       Investment income:
             Interest                                                   $62,367
             Dividend                                                   265,782
             Other Income                                                45,749

       Total investment income                                          373,898

       Expenses:
       Investment advisory fee (Note 2)                                 289,513
       Custodial fees and bank cash management fee                       15,298
       State registration                                                10,845
       Transfer and shareholder servicing agent fee                     138,828
       Audit/Tax                                                         27,000
       Legal                                                             10,611
       Printing                                                          19,763
       Total expenses                                                   511,858
       Fees paid indirectly (Note 5)                                    (57,374)

       Expenses net of fees paid indirectly                             454,484

       Net investment income (loss)                                     (80,586)

       Realized and unrealized gain (loss) on investments:
       Realized gain (loss) on investments:
       Proceeds from sales                                          121,711,427
       Cost of securities sold                                      121,033,524

       Net realized gain (loss) on investments                          677,903

       Net unrealized appreciation (depreciation) on investment:
       Beginning of period                                            5,598,571
       End of period                                                  1,402,482

       Net change in net unrealized appreciation (depreciation)
             on investments during the period                        (4,196,089)
       Net realized and unrealized gain (loss) on investments        (3,518,186)

       Net increase (decrease) in net assets from operations        ($3,598,772)


<PAGE 8>


STATEMENT OF CHANGES IN NET ASSETS            For Six Months Ended
                                              June 30, 2004 (Unaudited)
                                              and Year Ended December 31, 2003


Monetta Fund



From investment activities:                          2004              2003


Operations:


  Net investment income (loss)                 $  (80,586)          $  (356,241)
  Net realized gain (loss) on investments         677,903            10,553,478

  Net change in net unrealized appreciation
       (depreciation) on investments during
       the period                              (4,196,089)            5,928,905

Net increase (decrease) in net assets
       from operations                         (3,598,772)           16,126,142
Distribution from net investment income                 0                     0
Distribution from and in excess of short-term
       capital gains, net (a)                           0                     0
Distribution from and in excess of net
       realized gains                                   0                     0

Increase (decrease) in net assets from
       investment activities                   (3,598,772)           16,126,142


From capital transactions (Note 3):

Proceeds from shares sold                         655,621             8,261,501
Net asset value of shares issued through
       dividend reinvestment                            0                     0
Cost of shares redeemed                        (3,631,749)          (16,727,725)


Increase (decrease) in net assets from
       capital transactions                    (2,976,128)           (8,466,224)

Total increase (decrease) in net assets        (6,574,900)            7,659,918

Net assets at beginning of period              64,060,725            56,400,872

Net assets at end of period                   $57,485,825           $64,060,790

Accumulated undistributed net
       investment income                             $  0                  $  0


See accompanying notes to financial statements.

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.


<PAGE 9>


Notes To Financial Statements                                    June 30, 2004

1.     SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization of under $3 billion. Effective January 1, 2003, the market capitalization restriction was removed. The Fund invests primarily in growth companies of all market capitalization ranges.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles:

(a)    Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities are stated at amortized cost, which is substantially equivalent to market value.

(b)    Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Fund's management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)    General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date.

(d)    Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. It is the Board's intent not to distribute any realized gains until the capital loss carry forwards have been offset or expired.

The Fund intends to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the losses amounted to $23,646,739, which will expire between December 31, 2009 and December 31, 2011.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.


<PAGE 10>


Notes To Financial Statements                                   June 30, 2004

(e)    Distribution of Income and Gains
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2003, the Monetta Fund had net operating losses of $356,241 for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

The Fund had no distributions for the year ended December 31, 2003.

2. RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Fund and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the six months period ended June 30, 2004, renumerations required to be paid to all interested directors have been absorbed by the Adviser. Fees paid to outside Directors have been absorbed by the Fund.

The Fund pays an investment advisory fee to the Adviser based on the Fund's individual net assets, payable monthly at the following annual rate:

       First $300 million in     Next $200 million in       Net assets over
           net assets               net assets                $500 million

             0.95%                      0.90%                      0.85%



From this fee the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of the fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping.


<PAGE 11>


Notes To Financial Statements                                   June 30, 2004

3. CAPITAL STOCK AND SHARE UNITS:
   There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund.


       2003 Beginning Shares                           7,153,280

       Shares sold                                       993,401
       Shares issued upon dividend reinvestment                0
       Shares redeemed                                (1,898,145)

       Net increase (decrease) in shares outstanding    (904,744)

       2004 Beginning Shares                           6,248,536

       Shares sold                                        65,047
       Shares issued upon dividend reinvestment                0
       Shares redeemed                                  (360,807)

       Net increase (decrease) in shares outstanding    (295,760)

       Ending Shares                                   5,952,776

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months period ended June 30, 2004, excluding short-term securities, were $120,059,093 and $121,711,427,respectively. The cost of purchases and proceeds from sales of government securities included in the preceding numbers are $4,998,063 and $5,000,000, respectively.

5. Fees Paid Indirectly:
Various Fund expenses totaling $57,374, were paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax and printing, for the six months period ended June 30, 2004. Expenses not specific to a fund are allocated across the funds as a percent of net assets in the Fund family or prorated based on the respective number of shareholders (open accounts). These expenses are reported on their respective expense line of the Statement of Operations.


<PAGE 12>


Notes To Financial Statements                                   June 30, 2004

6. FINANCIAL HIGHLIGHTS:
   Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:



                                 Six Months
                                 Ended 6/30/04
Monetta Fund                     (Unaudited)         2003          2002         2001         2000       1999

Net asset value at beginning
  of period                      $10.252             $7.885        $9.296      $11.779     $22.711      $14.964

Net investment income (loss)     (0.013)             (0.052)       (0.056)      (0.013)     (0.021)       0.075

Net realized and unrealized
  gain (loss) on investments     (0.582)              2.419        (1.355)      (2.470)     (3.911)       7.672

Total from investment
  operations:                    (0.595)              2.367        (1.411)      (2.483)     (3.932)       7.747


Less:
Distributions from net
  investment income               0.000               0.000         0.000        0.000      (0.095)       0.000

Distributions from short-term
  capital gains, net              0.000               0.000         0.000        0.000      (4.925)       0.000

Distributions from net
  realized gains                  0.000               0.000         0.000        0.000      (1.980)       0.000

Total distributions               0.000               0.000         0.000        0.000      (7.000)       0.000

Net asset value at end of
  period                         $9.657             $10.252        $7.885       $9.296     $11.779      $22.711

Total return                     (5.76%)             30.08%       (15.27%)     (21.05%)    (15.97%)      51.80%

Ratio to average net assets:
Expenses-Net                      1.49%               1.60%         1.65%        1.49%       1.32%        1.45%
Expenses-Gross(a)                 1.59%               1.81%         1.80%        1.55%       1.32%        1.45%
Net investment income (loss)     (0.13%)             (0.59%)       (0.66%)      (0.12%)     (0.09%)       0.50%
Portfolio turnover               236.4%              427.7%        609.1%       469.5%      353.8%       210.9%
Net assets ($ thousands)        $57,486             $64,061       $56,401      $74,086    $103,437     $135,659


(a) Gross Expense Ratio reflects fees paid indirectly.

       The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.


<PAGE 13>


Directors

Name (Year Of Birth)             Principal Occupation During Past 5 Years             Other Directorships and
Position(s) Held with Fund                                                            Affiliations
Independent ("disinterested") Directors

John L. Guy (1952)               Executive Assistant, Wachovia Corp. (formerly        Trustee Monetta Trust since
Director since 1998              First Union Nat'l Bank), Business Banking,           1993.
                                 General Bank Group, since Nov. 1999;
                                 President, Heller Small Business Lending
                                 Corporation (formerly Heller First Capital Corp.),
                                 May 1995 to Nov. 1999.

Marlene Z. Hodges (1948)         CFO, Abraham Lincoln Center since                    Trustee Monetta Trust since
Director since 2001              March 2003; Director of Finance Sears                2001.
                                 Roebuck & Company from 1970, retired
                                 November 2001.

Mark F. Ogan (1942)              Sr. Vice President & Chief Operating Officer,        Trustee Monetta Trust since
Director since 1988              Rand McNally & Company, since July 2003;             1993.
                                 President, DuPage Capital Management, Ltd.,          Director JMI-USA, Inc.
                                 since April 1995.                                    and Director Montini
                                                                                      Catholic High School.



Inside ("interested") Directors

Robert S. Bacarella (1949)       Chairman, Chief Executive Officer and                Trustee and President
Director and President           President since April 1997; Chairman and             Monetta Trust since since 1993.
                                 Chief Executive Officer of Adviser, 1996 to          Wheaton Police Pension
                                 1997; President of the Adviser 1984 to 1996;         Board, 1994 to 2001.
                                 Director of the Adviser since 1984.

John W. Bakos (1947)             Division Placement Manager, Sears Roebuck            Trustee Monetta Trust since
Director since 1985              & Co., since 1969.                                   1996.


All of the above Directors were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund. The address for each director is the Adviser's office.

<PAGE 14>


       Monetta Family of Mutual Funds
       1776-A South Naperville Road
       Suite 100
       Wheaton, IL 60187-8133

                                                             PRESORTED STANDARD
                                                                   U.S. Postage
                                                                           PAID
                                                                        Monetta

ITEM 2. CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta Fund's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1.

(e) Not applicable.

(f) (1) Information required for this item is only required in an annual report of FORM N-CSR.
    (2) Not applicable.
    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Information required for this item is only required in an annual report of FORM N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES


Information required for this item is only required in an annual report of FORM N-CSR.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Information required for this item is only required in an annual report of FORM N-CSR.


ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Semi-Annual Report to Shareholders presented in Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.


ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the report to shareholders presented in Item 1.


Item 10.  CONTROLS AND PROCEDURES

(a) Based in their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 11.  EXHIBITS

Exhibit (a)(1) Code of Ethics

Not applicable.

Exhibit (a)(2) Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17CFR270.30a-2(a)), exactly as set forth below:

I, Robert S. Bacarella, certify that:

1.   I have reviewed this report on Form N-CSR of the Monetta Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   Disclosed in this report any change in the registrant's internal
     Control over financial reporting that occurred during the first fiscal half-year of the period covered by this report that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date:  September 02, 2004


                                            /s/ Robert S. Bacarella
                                            ---------------------------
                                            Principal Executive Officer

Exhibit(a)(2)


I, Maria C. DeNicolo, certify that:

1.   I have reviewed this report on Form N-CSR of the Monetta Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external reporting purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   Disclosed in this report any change in the registrant's internal
     Control over financial reporting that occurred during the first fiscal half-year of the period covered by this report that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Date: September 02, 2004


                                            /s/ Maria C. DeNicolo
                                            ---------------------------
                                            Principal Financial Officer

Exhibit(b)


Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Fund
BY          /s/ Robert S. Bacarella, Principal Executive Officer
DATE        September 02, 2004


REGISTRANT  Monetta Fund
BY          /s/Maria C. DeNicolo, Principal Financial Officer
DATE        September 02, 2004